UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10401

Trust for Professional Managers

(Exact name of registrant as specified in charter)

615 East Michigan Street Milwaukee, WI	53202
(Address of principal executive offices)	(Zip code)

Rachel A. Spearo

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (414) 765-5384

Date of fiscal year end: August 31, 2008

Date of reporting period: August 31, 2008

Item 1. Reports to Stockholders.

Annual Report

Akros Absolute Return Fund

(AARFX)

August 31, 2008

Investment Advisor

Akros Capital, LLC

230 Park Avenue, Suite 453

New York, NY 10169

Telephone: 877-257-6748 (877-AKROS 4 U)

Akros Absolute Return Fund

Letter to Shareholders as of August 31, 2008

Dear Shareholders:

We’re pleased to present this Annual Report for the Akros Absolute Return Fund.

Investment Objective and Principal Investment Strategies

The Akros Absolute Return Fund (AARFX) began on September 30, 2005. The Fund’s investment objective is long-term capital appreciation and income, while seeking to protect principal during unfavorable market conditions. Absolute-return strategies seek positive returns regardless of market conditions. The Akros Absolute Return Fund invests in securities that offer strategic opportunities to employ absolute-return strategies utilizing a variety of publicly and non-publicly traded securities, including companies of any size. The Fund has the flexibility to invest in a range of asset classes and security types. In addition to taking long positions in securities judged to be undervalued, the Fund also takes short positions in securities judged to be overvalued. Long positions benefit from a rise in the underlying security and short positions benefit from a fall in the underlying security, and vice versa.

Performance Through August 31, 2008

For the period from inception on September 30, 2005 through August 31, 2008, the Akros Absolute Return Fund’s average annual total return was 2.86%. Over the same time period, average annual total returns were 3.48% for the S&P 500 Index, 4.05% for the Citigroup 3-Month U.S. Treasury Bill Index, 1.40% for the Lipper Specialty Diversified Equity Funds Average, and 2.45% for the Lipper Long/Short Equity Funds Average.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 877-257-6748 (877-AKROS 4 U). The Fund imposes a redemption fee of 1.00% on shares held for less than 60 days. The performance data quoted does not reflect the redemption fee. If reflected, total return would be reduced.

Stocks generally declined for the 12 months ending August 31, 2008, while the Akros Absolute Return Fund held up well during this difficult market environment. For these 12 months, the Fund was up 7.95%. Over the same time period, the S&P 500 Index was down 11.14%, the Citigroup 3-Month U.S. Treasury Bill Index was up 2.79%, the Lipper Specialty Diversified Equity Funds Average was down 6.31%, and the Lipper Long/Short Equity Funds Average was down 8.70%.

The situation was similar for the six months ending August 31, 2008, when the Akros Absolute Return Fund was up 2.11%. Over the same time period, the S&P 500 Index was down 2.57%, the Citigroup 3-Month U.S. Treasury Bill Index was up 0.89%, the Lipper Specialty Diversified Equity Funds Average was down 3.54%, and the Lipper Long/Short Equity Funds Average was down 4.08%.

All of these figures represent total returns (i.e., with dividends reinvested), and only the since-inception figures are annualized.

The Akros Absolute Return Fund’s Net Expense Ratio is 1.99%. The Gross Expense Ratio, as stated in the December 28, 2007 Prospectus, is 2.52%. The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that Total Annual Operating Expenses for the Fund (exclusive of dividends on short positions) do not exceed 1.99% of the Fund’s average net assets through August 31, 2009 and for an indefinite period thereafter.

Market and Economic Overview

In previous communications, we’ve discussed the new paradigm that exists in the financial markets as a result of the debt bubble that’s developed over the past two decades. The recent troubles of Fannie Mae, Freddie Mac, Lehman Brothers, Merrill Lynch and Washington Mutual have been stunning in their size and scope – and in the number of sophisticated investors who’ve been pulled down. TPG Capital, one of the largest and most reputable private-equity firms in the country, invested $1.35 billion along with other sophisticated investors that poured an additional $5.65 billion into Washington Mutual last April, in an attempt to save the nation’s largest savings bank. That investment has now gone to zero in five months. Likewise, Fannie Mae, Freddie Mac, Lehman Brothers and Merrill Lynch had raised more than $20 billion in capital to shore up their balance sheets just months before falling into the abyss. Consider the following phenomenon that has occurred several times over the past 18 months: a major financial institution reports a multi-billion-dollar quarterly loss, the same institution raises billions of dollars to replace lost capital, investors lose 50% to 100% of their principal in months as the market realizes the assets are worth far less than the financial institution’s reported value of such assets. With this in mind, it’s easy to see how it will be increasingly difficult for financial institutions to raise additional capital in the near future.

The whole situation has been a big embarrassment for the United States. Large foreign investors have been among those burned. And they’ve received a “double whammy” by not only losing much of their principal investment, but also by losing the purchasing value of the remaining assets due to a depreciating dollar relative to major foreign currencies (although in recent weeks the dollar has rallied significantly). With the U.S. government exchanging $800 billion in pristine U.S. Treasuries for a jumble of questionable securities at troubled banks that can’t otherwise be sold, it’s hard to imagine foreign investors having confidence that the dollar will hold its value over the long term. The days of raising significant capital from foreign investors appear to be gone for a long time.

We believe it will take several years to work through the leverage and poor asset quality of the major financial institutions. Confidence will be slow to recover during this painful process, which will affect everyone through a dismal economy characterized by little or no growth. However, there will be select opportunities in the equity market as well-managed companies with clean balance sheets take advantage of the environment to improve their competitive position. The weak will not survive. We believe to be successful in stocks, investors have to understand that it’s a trading market, not a buy-and-hold market. And we feel it will remain that way for the next several years. Even in the bear market of 2000 to 2002, there were three rallies that exceeded or approximated 20%. The secular (long-term) bear market in Japan that started in 1989 and is still ongoing has had four cyclical (short-term) bull markets with returns that have averaged better than 50%.

Current Outlook and Strategy

During the past few years, we’ve been very defensive in our investment posture in anticipation of dislocations in the financial markets. The Fund’s low-volatile performance results reflect that defensiveness. During this ongoing secular (long-term) decline, there will be intermittent trading opportunities within the overall market, as well as within certain sectors and individual securities. Our goal is to capitalize on these trading opportunities in an effort to generate reasonable rates of return. We feel that investors need to adjust their expectations for the market based on the current environment, as it’s much different from the 1990s. We believe the current investment environment may last for the next several years. Our intent is to remain focused on reducing risk, while being diligent in identifying profit opportunities.

The recent sell-off in the market is creating some very attractive trading opportunities. The central banks around the world have made it very clear that they’re going to fight the deflationary forces that have surfaced with great vigor. Short-term interest rates should continue to drop until they reach a point that motivates investors to take risk. Treasury bills are yielding less than 1%, while some AAA-rated commercial paper pays about 5%. That’s absolutely ridiculous. Investors, including many professional money managers, are paralyzed with fear and panic, which is probably a good indication that we’re nearing a trading rally. We’ve been buying into this weakness over the past few weeks, and will likely continue to do so as we’re finally seeing signs of capitulation. There could certainly be more downside in the near term, but we have cash that we can put to work and we’ve identified several stocks selling at what we believe are extremely attractive prices.

Any success in reflating the financial system should be beneficial to the energy and commodity complexes. Many energy and commodity stocks are down 50% to 70% in just the past several months. There are tremendous longer-term opportunities unfolding in these areas. During the past several weeks, we’ve begun establishing positions in energy and commodity stocks. We believe much of the volatility and exasperated selling that have been occurring recently in these areas are the results of the deleveraging by hedge funds. Highly leveraged hedge funds are being forced out of these stocks at the same time, as many of them had previously rushed into the same stocks. We had exited all of our energy stocks (with one exception) earlier in the year under the belief that they had run too far and that energy in general was a very crowded trade. Now everyone is heading for the exits at the same time, and we’re buying some of the same names that we owned in the past at what appear to be cheap prices.

In closing, we’d like to thank you for your ongoing investment in the Akros Absolute Return Fund and for the confidence you’ve placed in us. These financial markets have been difficult to navigate, and the headlines have been disconcerting. We’re being quite diligent in analyzing profit opportunities, as many securities are now selling at much more reasonable prices. The investment climate is filled with uncertainty, but such climates typically present good times to buy. It’s impossible to know whether or not we’ve already hit an intermediate bottom in the stock market, but we believe that such a bottom is probably in the vicinity of current prices.

Sincerely,

Brady T. Lipp

Portfolio Manager

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The Prospectus contains this and other important information about the Fund, and it may be obtained by calling 877-257-6748 (877-AKROS 4 U). Read it carefully before investing.

Please see the Schedule of Investments, the Schedule of Securities Sold Short, and the Schedule of Options Written on pages 9-13 for a complete list of holdings. Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future fund holdings are subject to risk.

Please refer to the Prospectus for special risks associated with investing in the Akros Absolute Return Fund, including, but not limited to, risks involved with short selling, futures contracts and options, restricted securities, foreign securities, debt securities and investments in smaller companies.

Please refer to page 8 for index descriptions.

(10/08)

Akros Absolute Return Fund

Expense Example

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including advisory fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/08 - 8/31/08).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the Fund within 60 days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of ETFs or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, advisory fees, 12b-1 fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Akros Absolute Return Fund
	Beginning Account Value March 1, 2008	Ending Account Value August 31, 2008	Expenses Paid During Period March 1, 2008- August 31, 2008*
Actual**	$1,000.00	$1,021.10	$10.11
Hypothetical (5% return before expenses)***	$1,000.00	$1,015.13	$10.08

*	Expenses are equal to the Fund’s annualized expense ratio of 1.99%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.
**	Including shorts, your actual cost of investing in the Fund would be $11.12.
***	Including shorts, your hypothetical cost of investing in the Fund would be $10.89.

Akros Absolute Return Fund

Investment Highlights

(Unaudited)

The investment objective of the Fund is long-term capital appreciation and income, while seeking to protect principal during unfavorable market conditions. To achieve its objective, the Advisor will utilize both quantitative and qualitative techniques. The Fund’s sector breakdown at August 31, 2008 is shown below. Sector allocations are subject to change.

Sector Breakdown

% of Net Assets

	Long	Short	Options
Public Equities
Consumer Discretionary	2.29%
Consumer Staples	0.85%
Energy	5.96%		0.02%
Financials	7.50%
Health Care	1.47%
Industrials	0.00%
Information Technology	4.45%
Materials	0.00%
Telecommunication Services	0.00%

Total Public Equities	22.52%		0.02%

Exchange-Traded Funds (“ETFs”)		-6.14%
Investment Companies (other than ETFs)	1.55%
Private Placements	14.43%
Options Written (sold)			-0.09%
Warrants	0.17%
Short-Term Investments	55.07%
Other Assets in Excess of Liabilities	6.24%

*	Expressed as a percentage of net assets.

Total Returns as of August 31, 2008

	Akros Absolute Return Fund	S&P 500 Index	Citigroup 3-Month U.S. Treasury Bill Index	Lipper Specialty Diversified Equity Funds Average	Lipper Long/ Short Equity Funds Average(1)
Six Months	2.11%	(2.57)%	0.89%	(3.54)%	(4.08)%

One Year	7.95%	(11.14)%	2.79%	(6.31)%	(8.70)%

Average Annual Since Inception (9/30/05)	2.86%	3.48%	4.05%	1.40%	2.45%

Performance data quoted in the table above and the line graph below represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 877-257-6748 (877-AKROS 4 U). The Fund imposes a 1% redemption fee on shares held less than 60 days. Performance shown does not reflect the redemption fee. Had the fee been shown, performance would be lower.

(1)	The Lipper Long/Short Equity Funds Average is replacing the Lipper Specialty Diversified Equity Funds Average because it is a more appropriate comparison to the Fund.

Continued

Akros Absolute Return Fund

Investment Highlights (Continued)

(Unaudited)

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made solely on returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown on the table assume reinvestment of dividends and capital gains and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart below illustrates performance of a hypothetical investment made in the Fund and benchmark indices on inception date. The chart does not reflect any future performance.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks.

The Citigroup 3-Month U.S. Treasury Bill Index is an unmanaged index that measures the performance of U.S. Treasury Bills with a maturity of three months and excludes commercial paper that may be purchased by accounts invested in this strategy.

The Lipper Specialty Diversified Equity Funds Average represents the average total returns of all of the funds that as of the end of the period were in the indicated category, as defined by Lipper, Inc.

The Lipper Long/Short Equity Funds Average represents the average total returns of all of the funds that as of the end of the period were in the indicated category, as defined by Lipper, Inc.

You cannot invest directly in an index.

*	Inception Date

Akros Absolute Return Fund

Schedule of Investments

August 31, 2008

	Shares	Value
COMMON STOCKS 22.52%
Biotechnology 0.52%
Zymogenetics, Inc.(a)	1,700	$14,178

Capital Markets 0.00%
Jesup & Lamont, Inc.(a)	50	54

Commercial Banks 2.42%
HF Financial Corp.	1,700	26,112
Newbridge Bancorp.	3,073	18,407
Taylor Capital Group, Inc.	2,003	21,693

		66,212

Communications Equipment 0.58%
Communications Systems, Inc.	1,500	15,975

Computers & Peripherals 0.47%
Rimage Corp.(a)	800	12,752

Food Products 0.85%
Fresh Del Monte Produce, Inc.(a)(c)	1,000	23,210

Health Care Providers & Services 0.25%
Health Fitness Corp.(a)	3,900	6,825

Hotels, Restaurants & Leisure 1.63%
Canterbury Park Holding Corp.	2,100	19,425
Wyndham Worldwide Corp.	1,300	25,064

		44,489

IT Services 0.48%
SM&A(a)	4,000	13,240

Insurance 3.55%
American Safety Insurance Holdings, Ltd(a)(c)	2,800	40,460
Aspen Insurance Holdings Ltd.(c)	300	8,130
The Travelers Companies, Inc.	1,100	48,576

		97,166

Internet & Catalog Retail 0.59%
ValueVision Media, Inc.(a)	6,850	16,029

Internet Software & Services 0.78%
Yahoo!, Inc.(a)	1,100	21,318

Media 0.07%
Navarre Corp.(a)	1,100	1,782
Peoples Educational Holdings, Inc.(a)	19	41

		1,823

Oil, Gas & Consumable Fuels 5.96%
ConocoPhillips	300	24,753
Gazprom OAO—ADR(a)	300	11,595
Hugoton Royalty Trust	1,300	40,274
PetroChina Co. Ltd.—ADR	100	12,920
Tesoro Petroleum Corp.	1,700	31,535
Valero Energy Corp.	600	20,856
SandRidge Energy, Inc.(a)	600	21,000

		162,933

The accompanying notes are an integral part of these financial statements.

Akros Absolute Return Fund

Schedule of Investments, continued

August 31, 2008

	Shares	Value
Pharmaceuticals 0.70%
Pfizer, Inc.	1,000	$19,110

Semiconductors & Semiconductor Equipment 0.46%
Nvidia Corp.(a)	1,000	12,640

Software 1.68%
ePlus Inc.(a)	2,000	27,100
Microsoft Corp.	400	10,916
NYFIX, Inc.(a)	2,500	7,850

		45,866

Thrifts & Mortgage Finance 1.53%
First Bancorp of Indiana, Inc.	1,259	12,451
Wells Financial Corp.	1,500	29,400

		41,851

TOTAL COMMON STOCKS (Cost $689,421)		615,671

INVESTMENT COMPANIES 1.55%
Blackrock Dividend Achievers Trust	4,000	42,400

TOTAL INVESTMENT COMPANIES (Cost $60,940)		42,400

PRIVATE PLACEMENTS 14.43%
Advanced Equities Investment I, LLC (Force 10 Networks)(a)(d)(e) (Note 2)	46,253	50,000
Advanced Equities Investment XXXII, LLC (Raza Microelectronics, Inc.)(a)(d)(e) (Note 2)	65,000	122,135
Advanced Equities Triangle Acquisition I, LLC (Motricity Inc.)(a)(d)(e) (Note 2)	44,084	45,000
Bauer Private Equity Fund III, LLC (Alien Technology)(a)(d)(e) (Note 2)	46,623	37,298
Bauer Private Equity Fund IV, LLC (Alien Technology)(a)(d)(e) (Note 2)	10,318	8,254
Bauer Private Equity Fund V, LLC (Alien Technology)(a)(d)(e) (Note 2)	10,000	10,000
FibroGen, Inc.(a)(d)(e) (Note 2)	15,000	97,500
TableMAX Holdings, LLC(a)(d)(e) (Note 2)	23,000	24,368

TOTAL PRIVATE PLACEMENTS (Cost $401,943)		394,555

WARRANTS 0.17%
Alien Technology Warrants(d)(e) (Note 2)	2,579	574
Expiration: August 2013, Exercise Price: $1.00
(Acquired 10/25/06, Cost $0)
Alien Technology Warrants 2(d)(e) (Note 2)	5,000	3,957
Expiration: August 2013, Exercise Price: $0.01
(Acquired 7/7/08, Cost $0)

TOTAL WARRANTS (Cost $0)		4,531

	Contracts
PURCHASED OPTIONS 0.02%
Kinder Morgan Energy Partners LP
Expiration: October 2008, Exercise Price: $57.50	3	435

TOTAL PURCHASED OPTIONS (Cost $450)		435

	Principal Amount
SHORT TERM INVESTMENTS 55.07%
AIM Government TaxAdvantage Portfolio 2.130%(b)	1,505,256	1,505,256

TOTAL SHORT TERM INVESTMENTS (Cost $1,505,256)		1,505,256

Total Investments (Cost $2,658,010) 93.76%		2,562,848
Other Assets in Excess of Liabilities 6.24%		170,608

TOTAL NET ASSETS 100.00%		$2,733,456

The accompanying notes are an integral part of these financial statements.

Akros Absolute Return Fund

Schedule of Investments, continued

August 31, 2008

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
(a)	Non Income Producing
(b)	Variable Rate Security; the rate shown represents the rate as of August 31, 2008.
(c)	Foreign security
(d)	Security fair valued in accordance with procedures approved by the Board of Trustees
(e)

Restricted security—The Advisor has determined these securities to be illiquid. The total value of illiquid securities at August 31, 2008 was $399,086, comprising 14.60% of net assets, while the remainder of the Fund’s net assets (85.40%) were liquid.

The accompanying notes are an integral part of these financial statements.

Akros Absolute Return Fund

Schedule of Securities Sold Short

August 31, 2008

	Shares	Value
COMMON STOCK 3.00%
Laboratory Corp Of America Holdings	600	$43,890
Nash Finch Company	300	12,216
Otter Tail Corp.	300	11,913
Wisconsin Energy Corp.	300	14,031

TOTAL COMMON STOCK (Proceeds $81,323)		82,050

EXCHANGE TRADED FUNDS 6.14%
iShares S&P SmallCap 600 Index Fund		63,960
MidCap SPDR Trust Series 1		103,740

TOTAL EXCHANGE TRADED FUNDS (Proceeds $157,620)		167,700

TOTAL SECURITIES SOLD SHORT (Proceeds $238,943) 9.14%		$249,750

The accompanying notes are an integral part of these financial statements.

Akros Absolute Return Fund

Schedule of Options Written

August 31, 2008

	Contracts	Value
CALL OPTIONS WRITTEN
Tesoro Corporation
Expiration: November 2008, Exercise Price: $20.00	10	$1,900
Valero Energy Corporation
Expiration: December 2008, Exercise Price: $40.00	3	600

TOTAL OPTIONS WRITTEN (Premiums received $2,385)		$2,500

The accompanying notes are an integral part of these financial statements.

Akros Absolute Return Fund

Statement of Assets and Liabilities

August 31, 2008
Assets
Investments, at value (cost $2,658,010)	$2,562,848
Receivable for investments sold	87,690
Deposits for short sales at broker	176,156
Deposits for futures at broker	9,075
Receivable from broker for proceeds on securities sold short	238,943
Receivable from broker for premium on options written	2,385
Dividends and interest receivable	3,906
Receivable from Advisor	9,591
Other assets	4,432

Total Assets	3,095,026

Liabilities
Securities sold short, at value (proceeds $238,943)	249,750
Options written, at value (premium received $2,385)	2,500
Payable for investments purchased	39,194
Payable to affiliates	25,421
Payable for distribution fees	1,188
Payable for shareholder servicing fees	5,359
Accrued expenses	38,158

Total Liabilities	361,570

Net Assets	$2,733,456

Net assets consist of:
Paid-in capital	$2,780,791
Undistributed net investment income	22,030
Undistributed net realized gain	36,719
Net unrealized depreciation on:
Investments	(95,162)
Short positions	(10,807)
Written options	(115)

Net Assets	$2,733,456

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	282,461

Net asset value, redemption price and offering price per share	$9.68

The accompanying notes are an integral part of these financial statements.

Akros Absolute Return Fund

Statement of Operations

For the Year Ended August 31, 2008
Investment Income
Interest income	$37,184
Dividend income(1)	37,087

Total Investment Income	74,271

Expenses
Administration fees	34,608
Fund accounting fees	29,927
Transfer agent fees and expenses	26,156
Audit and tax fees	25,835
Advisory fees	24,689
Legal fees	21,879
Reports to shareholders	15,699
Custody fees	12,610
Distribution fees	6,172
Federal and state registration fees	5,713
Chief Compliance Officer expenses	4,989
Dividends on short positions	4,645
Shareholder servicing fees	2,469
Trustees’ fees and related expenses	1,902
Other expenses	2,608

Total Expenses Before Waiver	219,901
Less waivers and reimbursement by Advisor	(166,124)

Net Expenses	53,777

Net Investment Income	20,494

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	(62,185)
Short positions	359
Written options	15,215
Futures contracts	114,696
Change in net unrealized appreciation (depreciation) on:
Investments	95,458
Short positions	26,743
Written options	(5,160)
Futures contracts	(16,038)

Net Realized and Unrealized Gain on Investments	169,089

Net Increase In Net Assets From Operations	$189,583

(1)	Net of $297 in foreign withholding tax.

The accompanying notes are an integral part of these financial statements.

Akros Absolute Return Fund

Statements of Changes in Net Assets

	Year Ended August 31, 2008	Year Ended August 31, 2007
From Operations
Net investment income	$20,494	$40,878
Net realized gain (loss) on:
Investments	(62,185)	115,811
Short positions	359	(20,231)
Written options	15,215	6,775
Futures contracts	114,696	(59,775)
Change in net unrealized appreciation/depreciation on:
Investments	95,458	(113,195)
Short positions	26,743	(25,544)
Written options	(5,160)	705
Futures contracts	(16,038)	43,338

Net increase (decrease) in net assets from operations	189,583	(11,238)

From Distributions
Net investment income	(41,385)	(22,902)
Net realized gain on investments	(81,777)	(96,945)

Net decrease in net assets resulting from distributions paid	(123,162)	(119,847)

From Capital Share Transactions
Proceeds from shares sold	249,410	636,267
Net asset value of shares issued in reinvestment of distributions to shareholders	90,052	80,535
Payments for shares redeemed	(34,714)	(413,671)

Net increase in net assets from capital share transactions	304,748	303,131

Total Increase in Net Assets	371,169	172,046

Net Assets:
Beginning of period	2,362,287	2,190,241

End of period	$2,733,456	$2,362,287

Undistributed Net Investment Income	$17,947	$38,527

The accompanying notes are an integral part of these financial statements.

Akros Absolute Return Fund

Financial Highlights
Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended August 31, 2008	Year Ended August 31, 2007	Period Ended August 31, 2006(1)
Net Asset Value, Beginning of Period	$9.46	$10.07	$10.00

Income (loss) from investment operations:
Net investment income	0.07	0.17	0.12
Net realized and unrealized gain (loss) on investments	0.64	(0.21)	(0.01)

Total from Investment Operations	0.71	(0.04)	0.11

Less distributions paid:
From net investment income	(0.16)	(0.11)	(0.02)
From net realized gain on investments	(0.33)	(0.46)	(0.02)

Total distributions paid	(0.49)	(0.57)	(0.04)

Net Asset Value, End of Period	$9.68	$9.46	$10.07

Total Return	7.95%	(0.47)%	1.05	%(2)

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$2,733	$2,362	$2,190
Ratio of expenses to average net assets:
Before waiver and expense reimbursement(3)	8.91%	8.88%	10.36	%(4)
After waiver and expense reimbursement(3)	2.18%	2.45%	2.12	%(4)
Ratio of net investment income (loss) to average net assets:
Before waiver and expense reimbursement(5)	(5.90)%	(4.64)%	(6.55	)%(4)
After waiver and expense reimbursement(5)	0.83%	1.79%	1.69	%(4)
Portfolio turnover rate	249.85%	301.09%	364.47	%(2)

(1)	The Fund commenced operations on September 30, 2005.
(2)	Not annualized.
(3)

The ratio of expenses to average net assets includes dividends on short positions and interest expense. The before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding dividends on short positions and interest expense were 8.72% and 1.99%, 8.42% and 1.99%, and 10.23% and 1.99%, for the years ended August 31, 2008, August 31, 2007 and period ended August 31, 2006, respectively.

(4)	Annualized.
(5)	The net investment income (loss) ratios include dividends on short positions.

The accompanying notes are an integral part of these financial statements.

Akros Absolute Return Fund

Notes to Financial Statements

August 31, 2008

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Akros Absolute Return Fund (the “Fund”) represents a distinct, diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is long-term capital appreciation and income, while seeking to protect principal during unfavorable market conditions. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Fund became effective and commenced operations on September 30, 2005. Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Akros Capital, LLC (the “Advisor”).

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded. Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day. Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day. When market quotations are not readily available, a security or other asset is valued at its fair value as determined under procedures approved by the Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Advisor to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced. The Board of Trustees regularly evaluates whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application by the Trust’s Valuation Committee.

(b)	Restricted Securities

The following investments, the sale of which are restricted, have been valued under the Fair Value Pricing procedures adopted by the Board of Trustees, after considering certain pertinent factors. These factors include but are not limited to pending transactions (such as an initial public offering and recent purchases or sales of the security or other securities of the issuer), cost at the date of purchase, liquidity of the market, and interest rates. No actively quoted market price exists for these investments. The aggregate market value of restricted securities and warrants is $399,086 which constitutes 14.60% of net assets of the Fund. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

Akros Absolute Return Fund

Notes to Financial Statements, Continued

August 31, 2008

Security	Shares	Price per Share	Acquisition Date	Cost	Market Value
Bauer Private Equity III Fund, LLC (Alien Technology) Common Stock(1)	46,623	$0.8000	January 6, 2006	$99,750	$37,298
Bauer Private Equity IV Fund, LLC (Alien Technology) Common Stock(2)	10,318	$0.8000	October 25, 2006	$10,318	$8,254
Bauer Private Equity V Fund, LLC (Alien Technology) Common Stock(3)	10,000	$1.0000	July 7, 2008	$10,000	$10,000
Advanced Equities Investment XXXII, LLC (Raza Microelectronics)(4)	65,000	$1.8790	July 5, 2006	$96,525	$122,135
Advanced Equities Investment I, LLC (Force 10 Network)(5)	46,253	$1.0810	December 13, 2006	$50,000	$50,000
Advanced Equities Triangle Acquisition I, LLC (Motricity Inc.)(6)	44,084	$1.0208	November 5, 2007	$45,000	$45,000
FibroGen, Inc.(7)	15,000	$6.5000	November 5, 2007	$67,350	$97,500
TableMAX Holdings, LLC(8)	23,000	$1.0595	October 26, 2007	$23,000	$24,368
Alien Technology Warrants	2,579	$0.2226	October 25, 2006	$0	$574
Alien Technology Warrants	5,000	$0.7913	July 7, 2008	$0	$3,957

(1)	Bauer Private Equity III, LLC is invested solely in Alien Technology Series 2 convertible preferred stock.
(2)	Bauer Private Equity IV, LLC is invested solely in Alien Technology Series 2 convertible preferred stock and warrants expiring October 2013 with an exercise price of $1.00.
(3)	Bauer Private Equity V, LLC is invested solely in Alien Technology Series 1 Preferred Stock and Warrants expiring October 2013 with an exercise price of $0.01.
(4)	Advanced Equities Investment XXXII, LLC is invested solely in Raza Microelectronics Series C convertible preferred stock.
(5)	Advanced Equities Investment I, LLC is invested solely in Force 10 Network Series F convertible preferred stock.
(6)	Advanced Equities Triangle Acquisition II, LLC is invested solely in Motricity Series I convertible preferred stock.
(7)	FibroGen Series E convertible preferred stock.
(8)	TableMAX Holdings, LLC 8% convertible bridge notes.

(c)	Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

(d)	New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 addresses the accounting for uncertainty in income taxes and establishes for all entities, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction). The Fund recognizes tax benefits only if it is more likely than not that a tax position (including the Fund’s assertion that its income is exempt from tax) will be sustained upon examination. The Fund adopted FIN 48 in fiscal 2008. The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of August 31, 2008. Also, the Fund had recognized no interest and penalties related to uncertain tax benefits in fiscal 2008. At August 31, 2008, the tax years 2005 through 2007 remain open to examination in the Fund’s major tax jurisdictions.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements”. SFAS No. 157 defines fair value,

Akros Absolute Return Fund

Notes to Financial Statements, Continued

August 31, 2008

establishes a framework for measuring fair value in accordance with GAAP and expands disclosure about fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. Management is currently evaluating the implications of SFAS No. 157, and its impact on the financial statements has not yet been determined.

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Management is currently evaluating the implications of SFAS 161. The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

(e)	Distributions to Shareholders

The Fund will distribute any net investment income and any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

(f)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(g)	Short Positions

The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short positions. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which could differ from the amount reflected in the Statement of Assets and Liabilities. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities. These segregated assets are valued consistent with Note 2a above. The amount of segregated assets are required to be adjusted daily to reflect changes in the market value of the securities sold short. The Fund’s receivable for proceeds on securities sold short is with one major security dealer. The Fund does not require this broker to maintain collateral in support of the receivable for proceeds on securities sold short.

(h)	Options

The Fund may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, the Fund has the right, but not the obligation, to purchase a security at

Akros Absolute Return Fund

Notes to Financial Statements, Continued

August 31, 2008

the exercise price during the exercise period. As the writer of a call option, the Fund has the obligation to sell the security at the exercise price during the exercise period. As a holder of a put option, the Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, the Fund has the obligation to buy the underlying security at the exercise price during the exercise period.

The premium that the Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option at the time of the trade.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

An option that is written by the Fund is generally valued at the last sale price or, in the absence of the last sale price, the average of the quoted bid and asked prices. An option that is purchased by the Fund is generally valued at the last sale price or, in the absence of the last sale price, the quoted bid price. If an options exchange closes after the time at which the Fund’s net asset value is calculated, the last sale or last bid and asked prices as of that time will be used to calculate the net asset value.

Transactions in options written during the year ended August 31, 2008 were as follows:

	Call Options		Put Options
	Contracts	Premiums	Contracts	Premiums
Outstanding, beginning of period	34	$6,150	3	$300
Options written	139	20,441	8	8,630
Options terminated in closing transactions	(3)	(300)	(4)	(7,870)
Options exercised	(27)	(3,270)	(4)	(760)
Options expired	(130)	(20,636)	(3)	(300)

Outstanding, end of period	13	$2,385	0	$0

(i)	Futures

The Fund may enter into futures contracts traded on domestic exchanges, including stock index futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

The risks inherent in the use of futures contracts include 1) adverse changes in the value of such instruments and 2) the possible absence of a liquid secondary market for any particular instrument at any time.

Akros Absolute Return Fund

Notes to Financial Statements, Continued

August 31, 2008

(j)	Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share. The Fund charges a 1.00% redemption fee on shares held less than 60 days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of the Fund’s daily NAV calculation. There were no redemption fees charged during the period for the Fund.

(k)	Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)	Federal Tax Matters

The tax character of distributions paid during the years ended August 31, 2008 and August 31, 2007 were as follows:

	Year Ended August 31, 2008	Year Ended August 31, 2007
Ordinary Income	$123,162	$119,847

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are either temporary or permanent in nature.

As of August 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$2,674,569

Gross tax unrealized appreciation	122,993
Gross tax unrealized depreciation	(245,636)

Net tax unrealized depreciation	(122,643)

Undistributed ordinary income	84,103
Undistributed long-term capital gain	—

Total distributable earnings	84,103

Other accumulated losses	(8,795)

Total accumulated losses	$(47,335)

Akros Absolute Return Fund

Notes to Financial Statements, Continued

August 31, 2008

The difference between book-basis and tax-basis unrealized depreciation is attributable primarily to the tax deferral of losses on wash sale adjustments.

On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax adjustments:

Undistributed Net Investment Income/(Loss)	4,111
Accumulated Net Realized Gain/(Loss)	(4,152)
Paid In Capital	41

At August 31, 2008, the Fund had a post-October capital loss of $8,795.

(4)	Investment Advisor

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Advisor to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Advisor for its management services at the annual rate of 1.00% of the Fund’s average daily net assets.

The Advisor has contractually agreed in writing to waive its management fee and/or reimburse the Fund’s other expenses through August 31, 2009, and shall continue thereafter at the discretion of the Board of Trustees to the extent necessary to ensure that the Fund’s operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, dividends and interest on short positions, expenses incurred in connection with any merger or reorganization and extraordinary items) do not exceed 1.99% of the Fund’s average daily net assets. For the year ended August 31, 2008, expenses of $166,124 were reimbursed by the Advisor. Any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Fund’s expense limitation cap, provided, however, that the Advisor shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring in:

2009	$129,285
2010	$147,992
2011	$166,124

(5)	Distribution Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% of the Fund’s average daily net assets for services to prospective Fund shareholders and distribution of Fund shares. During the year ended August 31, 2008, the Fund accrued expenses of $6,172 pursuant to the 12b-1 Plan.

The Trust has also adopted a Shareholder Services Agreement with the Advisor, under which the Advisor and other third parties provide certain services to existing shareholders. The Distributor receives an annual fee of 0.10% of the Fund’s average daily net assets. During the year ended August 31, 2008, the Fund accrued expenses of $2,469 under this plan.

(6)	Related Party Transactions

A Trustee of the Trust is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Fund. This same Trustee is an interested person of the Distributor as the Fund’s principal underwriter.

Akros Absolute Return Fund

Notes to Financial Statements, Continued

August 31, 2008

(7)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

	Year Ended August 31, 2008	Year Ended August 31, 2007
Shares sold	26,273	66,272
Shares issued to holders in reinvestment of distributions	10,084	8,487
Shares redeemed	(3,652)	(42,520)

Net increase	32,705	32,239

(8)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the year ended August 31, 2008, were $3,901,486 and $4,334,297, respectively. For the year ended August 31, 2008, there were no purchases or sales of U.S. Government securities for the Fund.

Akros Absolute Return Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of Akros Absolute Return Fund and

Board of Trustees of Trust for Professional Managers:

We have audited the accompanying statement of assets and liabilities of Akros Absolute Return Fund (the “Fund”), one of the diversified series constituting Trust for Professional Managers, including the schedule of investments, as of August 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2008, by correspondence with the custodian; where replies where not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the three periods presented, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2(b) to the financial statements, as of August 31, 2008 the Fund has investments valued at $399,086 (14.60% of net assets), whose fair values have been estimated using fair value pricing procedures.

/s/    Deloitte & Touche LLP

Milwaukee, Wisconsin

October 27, 2008

Akros Absolute Return Fund

Basis for Trustees’ Approval of Investment Advisory Agreement

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on July 21, 2008, to consider the annual renewal of the Investment Advisory Agreement (the “Agreement”) between the Akros Absolute Return Fund (the “Fund”), a series of the Trust, and Akros Capital, LLC, the Fund’s investment advisor (the “Advisor”). In advance of the meeting, the Trustees requested and received materials to assist them in considering the renewal of the Agreement. The materials provided contained information with respect to the factors enumerated below, including the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Fund’s performance, as well as the advisory fees and other expenses of the Fund, due diligence materials relating to the Advisor (including a due diligence questionnaire completed on behalf of the Fund by the Advisor, Form ADV, financial statements, bibliographic information of key personnel, comparative fee information for the Fund and the Advisor’s other accounts, written compliance program and chief compliance officers and Code of Ethics) and other pertinent information. The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information. Based on its evaluation of information provided by the Advisor, in conjunction with the Funds’ other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement until August 31, 2009.

Discussion of Factors Considered

In considering the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

(1)	Nature, Extent and Quality of Services Provided to the Fund.

The Trustees considered the nature, extent and quality of services provided by the Advisor to the Fund. The Trustees considered the Advisor’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel at the Advisor involved in the day-to-day activities of the Fund. The Trustees also discussed the Advisor’s marketing activity and its continuing commitment to Fund growth despite the Fund’s slower growth than anticipated to date. The Trustees reviewed the structure of the Advisor’s compliance procedures and any material compliance issues during the prior year with respect to the Fund. The Trustees noted that during the course of the prior year they had met with the representatives of the Advisor, including its chief compliance officer, in person to discuss various performance, marketing and compliance issues, as well as the type of investor for which the Fund is designed. The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of the Advisor. The Trustees discussed in detail the Advisor’s handling of compliance matters, including the reports of the Fund’s chief compliance officer to the Trustees on the effectiveness of the Advisor’s compliance program. The Trustees concluded that the Advisor had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services provided to the Fund were satisfactory and reliable.

(2)	Investment Performance of the Advisor and the Fund.

The Trustees discussed the Fund’s performance for the period ended April 30, 2008 and the overall performance by the Advisor since the inception of the Fund on September 30, 2005. In assessing the quality of the portfolio management delivered by the Advisor, the Trustees also compared the short-term and long-term performance of the Fund on both an absolute basis and in comparison to a benchmark index and a peer group of equity market neutral funds, as constructed by data provided by Lipper, Inc. The Trustees also reviewed information on the historical performance of other accounts managed by the Advisor that were similar to the Fund in terms of size and investment objectives (in other words, institutional accounts of similar size and with similar investment objectives). The Trustees noted that the Fund’s performance for all reporting

Akros Absolute Return Fund

Basis for Trustees’ Approval of Investment Advisory Agreement (Continued)

periods was consistently at or above the median of its peer group for the preceding twelve months and was in the first quartile of its peer group overall for the periods reported. After considering all of the information, including the Advisor’s explanation of its strategic decisions concerning the Fund’s operations and the Advisor’s investment outlook, the Trustees concluded that the Fund’s performance was satisfactory given the short period of the Fund’s operations and had improved, on a comparative and absolute basis, over prior periods. Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the Advisor’s continued management.

(3)	Costs of Services and Profits Realized by the Advisor.

The Trustees considered the cost of services and the structure of the Advisor’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund. The Trustees reviewed extensively the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selections. The Trustees considered the cost structure of the Fund relative to its peer group and the Advisor’s separately-managed accounts, as well as the expense waivers and reimbursements of the Advisor.

The Trustees also considered the overall profitability of the Advisor, reviewing the Advisor’s financial information and noted that the Advisor has provided substantial subsidies for the Fund’s operations since the Fund’s inception and had not recouped those subsidies. The Trustees also examined the level of profits that could be expected to accrue to the Advisor from the fees payable under the Agreement and the expense subsidization undertaken by the Advisor, as well as the Fund’s brokerage commissions and use of soft dollars by the Advisor. These considerations were based on materials requested by the Trustees and the Fund’s administrator specifically for the meeting, as well as the presentations made by the Advisor over the course of the year.

The Trustees noted that the Fund’s contractual management fee of 1.00% was well below the peer group median of 1.247%. The Trustees also noted that the Fund’s total expenses, net of waivers/reimbursements, of 1.99% were aligned with the peer group median of 1.99%, but fell well below the peer group high of 3.00%. The Trustees concluded that the Fund’s expenses and the fees paid to the Advisor were fair and reasonable in light of the comparative performance and expense and advisory fee information. The Trustees further concluded that the Advisor’s profit from sponsoring the Fund had not been, and currently was not, excessive and that the Advisor maintained adequate profit levels to support the services to the Fund despite its subsidies to support the Fund’s operations.

(4)	Extent of Economies of Scale as the Fund Grows.

The Trustees compared the Fund’s expenses relative to its peer group and discussed realized and potential economies of scale. The Trustees then compared the fees paid by the Fund to the fees paid by other accounts managed by the Advisor that were similar to the Fund in terms of size and investment objectives and noted that the Fund’s expenses appeared to be within the range of these other separately-managed accounts at certain asset levels. The Trustees also reviewed the structure of the Fund’s advisory fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies were being or would be shared with shareholders). The Trustees reviewed all expense waivers and reimbursements by the Advisor with respect to the Fund. With respect to the Advisor’s fee structure and any applicable expense waivers, the Trustees concluded that the realized and potential economies of scale with respect to the Fund were acceptable, while noting the Advisor’s openness to consider breakpoints in its fee schedule when a large asset base is achieved.

Akros Absolute Return Fund

Basis for Trustees’ Approval of Investment Advisory Agreement (Continued)

(5)	Benefits Derived from the Relationship with the Fund.

The Trustees considered the direct and indirect benefits that could be realized by the Advisor from its association with the Fund. The Trustees examined the brokerage and commissions of the Advisor with respect to the Fund. The Trustees concluded that the benefits the Advisor may receive, such as greater name recognition or increased ability to obtain research or brokerage services, appear to be reasonable and, in many cases, may benefit the Fund.

Conclusions

The Trustees considered all of the foregoing factors. In considering the Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Agreement with the Fund as being in the best interests of the Fund and its shareholders.

Akros Absolute Return Fund

Additional Information

(Unaudited)

Tax Information

The Fund designates 10.44% of its ordinary income distribution for the year ended August 31, 2008, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended August 31, 2008, 9.40% of dividends paid from net ordinary income qualify for the dividends received deduction available to corporate shareholders.

The Fund designates 66.40% of taxable ordinary income distributions as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c).

Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 877-257-6748 (877-AKROS 4 U).

Independent Trustees

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Dr. Michael D. Akers 615 E. Michigan Street Milwaukee, WI 53202 Age: 53	Trustee	Indefinite Term; Since August 22, 2001	Professor of Accounting (2004–present); Associate Professor of Accounting, Marquette University (1996–2004).	20	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

Gary A. Drska 615 E. Michigan Street Milwaukee, WI 53202 Age: 51	Trustee	Indefinite Term; Since August 22, 2001	Captain, Midwest Airlines, Inc. (airline company) (1985–present); Director, Flight Standards & Training (1990–1999).	20	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

Akros Absolute Return Fund

Additional Information (Continued)

(Unaudited)

Interested Trustee and Officers

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Joseph C. Neuberger* 615 E. Michigan Street Milwaukee, WI 53202 Age: 46	Chairperson, President, Principal Accounting Officer and Trustee	Indefinite Term; Since August 22, 2001	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994–present).	20	Director/Trustee, Buffalo Funds (an open-end investment company with ten portfolios); Trustee, USA MUTUALS (an open-end investment company with two portfolios).

Michael McVoy 615 E. Michigan Street Milwaukee, WI 53202 Age: 51	Chief Compliance Officer	Indefinite Term; Since August, 2008	Chief Compliance Officer, U.S. Bancorp Fund Services, LLC (2002–present).	N/A	N/A

Rachel A. Spearo 615 E. Michigan Street Milwaukee, WI 53202 Age: 29	Secretary	Indefinite Term; Since November 15, 2005	Counsel, U.S. Bancorp Fund Services, LLC (2004–present).	N/A	N/A

John Buckel 615 E. Michigan St. Milwaukee, WI 53202 Age: 51	Vice President and Treasurer	Indefinite Term; Since January 11, 2008	Fund Administration & Compliance, U.S. Bancorp Fund Services, LLC (2004–present); UMB Investment Services Group (2000–2004).	N/A	N/A

*	Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an affiliated person of Quasar Distributors, LLC, the Fund’s principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS

Except for historical information contained in the annual report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the advisor’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the advisor or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION

The Fund has adopted proxy voting policies and procedures that delegate to Akros Capital, LLC, the Fund’s investment advisor (the “Advisor”), the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 877-257-6748 (877-AKROS 4 U). A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The actual voting records relating to the Fund’s portfolio securities during the most recent twelve month period ended June 30 are available without charge, upon request, by calling toll free, 877-257-6748 (877-AKROS 4 U), or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the Schedule of Portfolio Holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operations of the SEC’s Public Reference Room may be obtained by calling 202-551-8090 (direct) or 800-SEC-0330 (general SEC number).

Akros Absolute Return Fund

Investment Advisor	Akros Capital, LLC 230 Park Avenue Suite 453 New York, NY 10169

Legal Counsel	Godfrey & Kahn, S.C. 780 North Water Street Milwaukee, WI 53202

Independent Registered Public Accounting Firm	Deloitte & Touche LLP 555 East Wells Street Milwaukee, WI 53202

Transfer Agent, Fund Accountant and Fund Administrator	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202

Custodian	U.S. Bank, N.A. Custody Operations 1555 North RiverCenter Drive Suite 302 Milwaukee, WI 53212

Distributor	Quasar Distributors, LLC 615 East Michigan Street Milwaukee, WI 53202

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the registrant’s Form N-CSR filed on November 8, 2006.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Dr. Michael D. Akers is the audit committee financial expert and is considered to be independent in accordance with SEC rules. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, and tax services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 8/31/2008	FYE 8/31/2007
Audit Fees	$21,000	$20,000
Audit-Related Fees	10,000	0
Tax Fees	3,300	3,150
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 8/31/2008	FYE 8/31/2007
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 8/31/2008	FYE 8/31/2007
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed November 8, 2006.

(b)

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(c)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Trust for Professional Managers

By (Signature and Title)	/s/ Joseph Neuberger
Joseph Neuberger, President

Date	11/5/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Joseph Neuberger
Joseph Neuberger, President

Date	11/5/08

By (Signature and Title)	/s/ John Buckel
John Buckel, Treasurer

Date	11/5/08